                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              LINCOLN PARK BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

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




November 22, 2005


Dear Stockholder:

        We cordially invite you to attend the Special Meeting of Stockholders of Lincoln Park Bancorp, the parent company of Lincoln Park Savings Bank. The Special Meeting will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on December 22, 2005.

        The enclosed Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of Lincoln Park Bancorp will be present at the Special Meeting to respond to any questions that stockholders may have.

        The Special Meeting is being held so that stockholders may consider the approval of the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan. The Board of Directors of Lincoln Park Bancorp has determined that approval of the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan is in the best interests of Lincoln Park Bancorp and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" the approval of the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan.

        On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting. Your vote is important, regardless of the number of shares that you own.

                                        Sincerely,


                                        /s/ Donald S. Hom
                                        Donald S. Hom
                                        President and Chief Executive Officer

                              LINCOLN PARK BANCORP
                               31 BOONTON TURNPIKE
                         LINCOLN PARK, NEW JERSEY 07035
                                 (973) 694-0330

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                         To be held on December 22, 2005

        Notice is hereby given that the Special Meeting of Stockholders (the "Special Meeting") of Lincoln Park Bancorp will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, on December 22, 2005, at 10:00 a.m., local time.

        A proxy card and a Proxy Statement for the Special Meeting are enclosed.

        The Special Meeting is for the purpose of considering and acting upon:

        1. The approval of the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan; and

        2. Such other matters as may properly come before the Special Meeting, or any adjournments thereof.

The Board of Directors of Lincoln Park Bancorp is not aware of any other business to come before the Special Meeting.

        Any action may be taken on the foregoing proposals at the Special Meeting on the date specified above, or on any date or dates to which the Special Meeting may be adjourned. Stockholders of record at the close of business on November 14, 2005, are the stockholders entitled to vote at the Special Meeting, and any adjournments thereof.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF LINCOLN PARK BANCORP A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE SPECIAL MEETING.

                                        By Order of the Board of Directors


                                        /s/ Nancy M. Shaw
                                        Nancy M. Shaw
                                        Secretary

Lincoln Park, New Jersey
November 22, 2005


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE LINCOLN PARK BANCORP THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                              LINCOLN PARK BANCORP
                               31 BOONTON TURNPIKE
                         LINCOLN PARK, NEW JERSEY 07035
                                 (973) 694-0330

                         SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 22, 2005


        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Lincoln Park Bancorp to be used at the Special Meeting of Stockholders (the "Special Meeting") of Lincoln Park Bancorp, which will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on December 22, 2005, and all adjournments of the Special Meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 22, 2005.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Lincoln Park Bancorp will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

        Proxies may be revoked by sending written notice of revocation to the Secretary of Lincoln Park Bancorp, Nancy M. Shaw, at the address of Lincoln Park Bancorp shown above, by returning a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. The presence at the Special Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of Lincoln Park Bancorp prior to the voting of such proxy.

--------------------------------------------------------------------------------
                  VOTING SECURITIES AND CERTAIN HOLDERS THEREOF
--------------------------------------------------------------------------------

        Holders of record of Lincoln Park Bancorp's common stock, par value $0.01 per share, as of the close of business on November 14, 2005 are entitled to one vote for each share then held. As of November 14, 2005, there were 1,851,500 shares of common stock issued and outstanding, 999,810 of which were held by Lincoln Park Bancorp, MHC (the "Mutual Holding Company"), and 851,690 of which were held by stockholders other than the Mutual Holding Company ("Minority Stockholders"). The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company's shares will assure a quorum is present at the Special Meeting.

        As to the approval of the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan (the "Incentive Plan"), by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the Incentive Plan; (ii) vote AGAINST the approval of the Incentive Plan; or (iii) ABSTAIN from voting on the approval of the Incentive Plan. The approval of this matter requires the affirmative vote of (a) a majority of the votes eligible to be cast at the Special Meeting, and (b) a majority of the shares present and voting held by Minority Stockholders, in each case without regard to broker non-votes or proxies marked ABSTAIN.

        Management of Lincoln Park Bancorp anticipates that Lincoln Park Bancorp, MHC, the majority stockholder of Lincoln Park Bancorp, will vote all of its shares of common stock in favor of the Incentive Plan.

        Proxies solicited hereby will be returned to Lincoln Park Bancorp and will be tabulated by an Inspector of Election designated by Lincoln Park Bancorp's Board of Directors.

        Persons and groups who beneficially own in excess of 5% of the common stock of Lincoln Park Bancorp are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of November 14, 2005, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of Lincoln Park Bancorp, by each director and executive officer of Lincoln Park Bancorp individually, and by Lincoln Park Bancorp, MHC and all directors and executive officers as a group.

                                             AMOUNT OF SHARES
                                             OWNED AND NATURE                    PERCENT OF SHARES
NAME AND ADDRESS OF                            OF BENEFICIAL                      OF COMMON STOCK
 BENEFICIAL OWNERS                             OWNERSHIP (2)                        OUTSTANDING
-------------------                         -------------------                 -------------------
PRINCIPAL STOCKHOLDERS:

Lincoln Park Bancorp, MHC(1)                       999,810                             54.0%

Lincoln Park Bancorp, MHC,                       1,034,344(3)                          55.9%
  and all of Lincoln Park Bancorp's directors and
  executive officers as a group
  (9 directors and officers)

DIRECTORS AND EXECUTIVE OFFICERS:

David G. Baker                                       3,800                              *
John F. Feeney                                       3,000                              *
Edith M. Perrotti                                    5,050                              *
Stanford Stoller                                     5,000                              *
William H. Weisbrod                                  7,000                              *
Donald S. Hom                                        7,500                              *
Nandini Mallya                                       1,500 (4)                          *
Nancy M. Shaw                                          800 (5)                          *
Deborah Corvelli Shahin                                884 (6)                          *

All directors and executive
officers as a group (9 persons)                     34,534 (7)                          1.9%

---------------------------
*    Less than 1%.
(1) The mailing address for referenced person or entity is 31 Boonton Turnpike, Lincoln Park, New Jersey 07035.
(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(3) Includes shares of common stock held by Lincoln Park Bancorp, MHC. Excludes 34,068 shares of common stock owned by the Lincoln Park Savings Bank Employee Stock Ownership Plan (the "ESOP"). No shares of the ESOP have been allocated to the accounts of the participants as of the record date.
(4) Includes 500 shares of common stock held by a member of Ms. Mallaya's family.
(5)  Includes 25 shares of common stock held by a member of Ms. Shaw's family.
(6)  Includes 100 shares of common stock held by Ms. Shahin as custodian.

(7) Excludes 34,068 shares of common stock, or 1.8% of the common stock outstanding, owned by the ESOP for the benefit of employees. Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees. Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan. No shares of the ESOP have been allocated to the accounts of the participants as of the record date.

--------------------------------------------------------------------------------
                       EXECUTIVE AND DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

        Lincoln Park Bancorp has not paid any compensation to its executive officers since its formation. However, Lincoln Park Bancorp does reimburse Lincoln Park Savings Bank for services performed on behalf of Lincoln Park Bancorp by its officers. Lincoln Park Bancorp does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than Lincoln Park Savings Bank.

        The following table sets forth for the fiscal years ended December 31, 2004 and 2003, certain information as to the total remuneration paid by Lincoln Park Savings Bank to Mr. Hom (sometimes herein referred to as the "Named Executive Officer"), who serves as President and Chief Executive Officer. No other executive officers earned in excess of $100,000 during fiscal 2004 or 2003. Summary compensation information is excluded for fiscal 2002, as Lincoln Park Bancorp was not a public company during that period.

                                      ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                               -----------------------------------  ----------------------------------
                                                                             AWARDS           PAYOUTS       ALL
                                                         OTHER      -----------------------  ---------     OTHER
                                                         ANNUAL     RESTRICTED                            COMPEN-
      NAME AND                  SALARY                   COMPEN-       STOCK       OPTION/     LTIP       SATION
 PRINCIPAL POSITION   FISCAL      ($)      BONUS ($)    SATION (1)   AWARDS (#)   SARS (#)    PAYOUTS       ($)
-------------------- --------  ---------  -----------  -----------  -----------  ----------  ---------   ---------
Donald S. Hom          2004    $ 106,000  $     9,539       --           --          --      $      --   $6,700(2)
President and Chief    2003      103,000        5,000       --           --          --             --    7,100(2)
Executive Officer

--------------------------------------------------------------
(1) Lincoln Park Savings Bank provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for fiscal 2004 and 2003, respectively, did not, in the case of the named executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.
(2) Represents profit sharing contribution under Lincoln Park Savings Bank's profit sharing plan.

DIRECTORS COMPENSATION

        Members of the Board of Directors of Lincoln Park Bancorp do not receive separate compensation for their service on the Board of Directors of Lincoln Park Bancorp. Members of the audit committee, compensation committee and executive committee of Lincoln Park Bancorp receive $500 per committee meeting attended.

        For the fiscal year ended December 31, 2004, members of Lincoln Park Savings Bank's Board of Directors received a fee of $1,000 for each board meeting held, subject to forfeiture of a portion of board fees of any director who is absent from more than six meetings.

EMPLOYEE STOCK OWNERSHIP PLAN

        In connection with its reorganization and stock offering, Lincoln Park Savings Bank adopted the Lincoln Park Savings Bank Employee Stock Ownership Plan ("ESOP") for eligible employees of Lincoln Park Bancorp and any subsidiary, including Lincoln Park Savings Bank. Employees of Lincoln Park Bancorp and Lincoln Park Savings Bank who have attained age 21 and who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

        The ESOP borrowed funds from Lincoln Park Bancorp to purchase 34,068 shares of the common stock of Lincoln Park Bancorp. The shares of common stock were purchased with proceeds of a $387,193 loan from Lincoln Park Bancorp. The loan to the ESOP bears interest at prime and will be repaid principally from Lincoln Park Savings Bank's contributions to the ESOP over a period of twenty years. The collateral for the loan is the shares of common stock of Lincoln Park Bancorp purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account and are released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount Lincoln Park Bancorp might otherwise have contributed to the ESOP. A participant vests in 100% of his or her account balance after seven years of credited service. In the case of a "change in control," as defined in the ESOP, which triggers a termination of the ESOP, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. Lincoln Park Bancorp's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        In the ordinary course of business, Lincoln Park Savings makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms (other than interest rates on loans to employees), including collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of independent disinterested members of the board of directors. The interest rate on loans to directors and officers is the same as that offered to other borrowers.

EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2004, Lincoln Park Bancorp did not have any equity compensation plans under which Lincoln Park Bancorp's common stock was authorized for issuance.

--------------------------------------------------------------------------------
  PROPOSAL I - APPROVAL OF THE LINCOLN PARK BANCORP 2005 STOCK-BASED INCENTIVE
                                      PLAN
--------------------------------------------------------------------------------

        The Board of Directors has adopted, subject to stockholder approval, the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan (the "Incentive Plan"), to provide officers, employees and directors of Lincoln Park Bancorp and Lincoln Park Savings Bank with additional incentives to promote the growth and performance of Lincoln Park Bancorp. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix A.

GENERAL

        The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 127,012 shares of Lincoln Park Bancorp common stock pursuant to grants of incentive and non-statutory stock options, reload options, stock appreciation rights, limited rights, and restricted stock awards, provided that no more than 36,289 shares may be issued as restricted stock awards, and no more than 90,723 shares may be issued pursuant to the exercise of stock options.

        The Incentive Plan will be administered by a committee (the "Committee") appointed by the Board of Directors, which will include two or more disinterested directors of Lincoln Park Bancorp who must be "non-employee directors," as that term is defined for purposes of Rule 16b of the Securities Exchange Act of 1934. If the Board of Directors does not appoint a Committee, the Committee will consist of the entire Board of Directors. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan's purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of Lincoln Park Bancorp the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

ELIGIBILITY

        Employees and outside directors of Lincoln Park Bancorp or its subsidiaries are eligible to receive awards under the Incentive Plan.

TYPES OF AWARDS

        The Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options, stock appreciation rights, limited rights, or restricted stock awards, as follows.

        STOCK OPTIONS. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means (i) if Lincoln Park Bancorp's common stock is traded on the Nasdaq Stock Market, the closing price reported for that date, or (ii) if Lincoln Park Bancorp's common stock is traded on a stock exchange on the date in question, a value equal to the closing price reported by the applicable composite transactions report for that date. The Committee will determine the fair market value if it cannot be determined in the manner described above.

        Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code (the "Code"). Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of Lincoln Park Bancorp which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

        RELOAD OPTIONS. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

        STOCK APPRECIATION RIGHTS. Stock appreciation rights give the recipient the right to receive a payment in Lincoln Park Bancorp common stock of an amount equal to the excess of the fair market value of a specified number of shares of Lincoln Park Bancorp common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient's award agreement. Stock appreciation rights will not be granted unless (i) the stock appreciation right is settled solely in Lincoln Park Bancorp common stock and
(ii) there is no further ability to defer the income received on the exercise of the stock appreciation right.

        LIMITED RIGHTS. The Committee may grant limited rights to employees simultaneously with the grant of any option. A limited right gives the option holder the right, upon a change in control of Lincoln Park Bancorp, to receive the excess of the market value of the shares represented by the limited rights on the date exercised over the exercise price. Limited rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a limited right will be in cash.

        Limited rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a limited right is granted with and related to an incentive stock option, the limited right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

        STOCK AWARDS. Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

        Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant's death.

        CHANGE IN CONTROL. Upon the occurrence of an event constituting a change in control of Lincoln Park Bancorp as defined in the Incentive Plan, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

TAX CONSEQUENCES

        The following are the material federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or Lincoln Park Bancorp. The optionee will have no taxable income upon exercising an incentive stock option and Lincoln Park Bancorp will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and Lincoln Park Bancorp will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to Lincoln Park Bancorp in connection with the disposition of shares acquired pursuant to an option, except that Lincoln Park Bancorp may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

        With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and Lincoln Park Bancorp will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. Lincoln Park Bancorp will be entitled to a deduction for the same amount.

        No options have been granted or stock awards made under the Incentive Plan as of the date of this proxy statement. There are five outside directors of Lincoln Park Bancorp and 22 employees eligible to participate in the Incentive Plan.

--------------------------------------------------------------------------------
                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING
--------------------------------------------------------------------------------

        The bylaws of Lincoln Park Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an Annual Meeting. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the

Secretary of Lincoln Park Bancorp. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of Lincoln Park Bancorp no later than five days before the date of the meeting. The chairman of an Annual Meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of Lincoln Park Bancorp's bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in Lincoln Park Bancorp's proxy materials for Lincoln Park Bancorp's 2006 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Lincoln Park Bancorp's executive office, 31 Boonton Turnpike, Lincoln Park, New Jersey 07035, no later than November 26, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Special Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The cost of solicitation of proxies will be borne by Lincoln Park Bancorp. Lincoln Park Bancorp has engaged Regan & Associates, Inc. to assist in the solicitation of proxies in connection with the Special Meeting. Regan & Associates, Inc. will receive a fee of $8,000 for these services. Lincoln Park Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Lincoln Park Bancorp may solicit proxies personally or by telegraph or telephone without additional compensation.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Nancy M. Shaw
                                        Nancy M. Shaw
                                        Secretary


Lincoln Park, New Jersey
November 22, 2005

                                                                      APPENDIX A


                              LINCOLN PARK BANCORP
                         2005 STOCK-BASED INCENTIVE PLAN


1.      PURPOSE OF PLAN.
        ----------------

        The purposes of this 2005 Stock-Based Incentive Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of Lincoln Park Bancorp and its Affiliates, and to assist all such corporations in attracting and retaining directors, executives and other key employees with experience and ability.

2.      DEFINITIONS.
        ------------

        2.1 "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

        2.2 "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

        2.3     "Bank" means Lincoln Park Savings Bank.

        2.4 "Board of Directors" means the board of directors of the Company.

        2.5     "Change in Control" means a change in control of a nature that:

                (a)     would be required to be reported in response to Item
                        5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                (b) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                (c) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, PROVIDED that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent

                        Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement is distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the Plan are exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company's mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

        2.6     "Code" means the Internal Revenue Code of 1986, as amended.

        2.7 "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

        2.8 "Common Stock" means the common stock of the Company, par value $0.01 per share.

        2.9 "Company" means Lincoln Park Bancorp and any entity that succeeds to the business of Lincoln Park Bancorp.

        2.10 "Disability" means a physical or mental condition, determined by the Committee after review of those medical reports deemed satisfactory for such purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on the Participant's education, training and experience.

        2.11 "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

        2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.13 "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

        2.14 "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                (a) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

                (b) If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                (c) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

        2.15 "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

        2.16 "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 6.1(a)(vii).

        2.17 "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

        2.18 "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

        2.19 "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

        2.20 "Participant" means an Employee or Director who is granted an Award pursuant to the terms of the Plan.

        2.21 "Plan" means this Lincoln Park Bancorp 2005 Stock-Based Incentive Plan.

        2.22 "Reload Option" means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in 6.1(a)(v) of the Plan.

        2.23 "Restricted Stock Award" means an Award of shares of restricted stock granted to an individual pursuant to Section 6(b) of the Plan.

        2.24 "Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65. "Retirement" with respect to a director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the director's intention to retire.

        2.25    "Stock Appreciation Right" means the right, as defined in
Section 6.1(a)(vi), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.      ADMINISTRATION.
        ---------------

        3.1 The Committee shall administer the Plan. The Committee shall consist of either two or more disinterested directors of the Company who are appointed by the Board of Directors, or the full Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

        3.2     Subject to Section 3.1, the Committee shall:

                (a) select the individuals who are to receive grants of Awards under the Plan;

                (b) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

                (c) interpret the Plan and Award Agreements (as defined below); and

                (d) make all other decisions related to the operation of the Plan.

        3.3 Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

                (a)     the type of Award granted;

                (b)     the Exercise Price for any Option;

                (c)     the number of shares or rights subject to the Award;

                (d)     the expiration date of the Award;

                (e) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

                (f) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

        The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.      ELIGIBILITY.
        ------------

        Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.
        ---------------------------------------------------------

        5.1 SHARES AVAILABLE. Subject to the provisions of Section 7, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

        5.2     SHARE LIMITS. Subject to adjustments, if any, provided in
Section 8 (and except for shares awarded pursuant to the exercise of a Reload Option) the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 127,012 shares. The following limits also apply with respect to Awards granted under this Plan:

                (a) The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 90,723 shares.

                (b) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 36,289 shares.

                (c) The maximum aggregate number of shares of Common Stock that may be delivered pursuant to the exercise of Incentive Stock Options under the Plan is 90,723. For these purposes, only the net number of shares issued pursuant to the exercise of Incentive Stock Options are counted against the maximum number of shares.

                (d) The maximum number of Options that may be awarded to an individual is 22,680.

        5.3 AWARDS SETTLED IN CASH, REISSUE OF AWARDS AND SHARES. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

        5.4 RESERVATION OF SHARES; NO FRACTIONAL SHARES; MINIMUM ISSUE. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

        5.5 AVAILABILITY OF OPTIONS. To the extent that Awards granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Stock Appreciation Rights or Limited Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights, exercised for cash, new Awards may be made with respect to these shares. Any shares that are issued by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate thereof, or in substitution for, outstanding Awards previously granted by an acquired company, shall not be counted against the shares available for issuance under the Plan.

6.      AWARDS.
        -------

        6.1 The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

                (a)     Stock Options.

                        The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

                        (i) Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

                        (ii) Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

                        (iii) Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this
                                Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                                (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

                                (2) for no consideration to: (a) any member of the individual's Immediate Family;
                                        (b) a trust solely for the benefit of
                                        members of the individual's Immediate
                                        Family; (c) any partnership whose only
                                        partners are members of the individual's
                                        Immediate Family; or (d) any limited
                                        liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                                        For purposes of this Section, "Immediate
                                        Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any
                                        Non-Statutory Stock Option shall be
                                        subject to all of the terms and
                                        conditions applicable to such
                                        Non-Statutory Stock Option immediately
                                        prior to the transfer or assignment and
                                        shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                        (iv) Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

                                (1)     If an Employee owns or is treated as
                                        owning, for purposes of Section 422 of
                                        the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                                (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                                (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                                (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

                        (v) Simultaneously with the grant of any Option to a Participant, the Committee may grant the Participant the right to receive a Reload Option with respect to all or some of the shares covered by such Option. The right to receive a Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 6.3 below), provided, however, that the right to receive a Reload Option upon the exercise of an Option shall expire upon the termination of employment or service. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Bank for payment of a Participant's withholding tax under

                                Section 9.5. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised, and (iii) a Reload Option issued on the exercise of an Incentive Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option, subject to the application of the limitation set forth in Code Section 422(d). Once a Reload Option is issued on the exercise of an Option, no further reload will be permitted on the exercise of such Reload Option.

                        (vi) The Committee may also grant a Participant a Stock Appreciation Right. A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable award agreement. No Stock Appreciation Right shall be granted unless (i) the Stock Appreciation Right is settled solely in Common Stock of the Company and (ii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right.

                        (vii) The Committee may grant a Limited Right simultaneously with the grant of any Option to any Employee of the Company or any Affiliate, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company. The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option. Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the date of grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

                (b)     Restricted Stock Awards.

                        The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

                        (i) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

                        (ii) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                                (1)     The recipient of a Restricted Stock
                                        Award grant shall not sell, transfer,
                                        assign, pledge, or otherwise encumber
                                        shares subject to the grant until full
                                        vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                                (2)     Unless otherwise determined by the
                                        Committee, and except in the event of
                                        the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                                (3) If the recipient of a Restricted Stock Award is subject to the provisions of
                                        Section 16 of the Exchange Act, shares
                                        of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

                        (iii) ISSUANCE OF CERTIFICATES. Unless otherwise held in trust and registered in the name of the Plan trustee (if appointed by the Company), reasonably promptly after the date of grant of shares of

                                Common Stock pursuant to a Restricted Stock
                                Award, the Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                                "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Lincoln Park Bancorp 2005 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and Lincoln Park Bancorp or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Lincoln Park Bancorp."

                        (iv) This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

                        (v) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

                        (vi) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards may vote or direct the Plan trustee to vote, as applicable, all unvested shares of Common Stock subject to their Restricted Stock Awards.

        6.2 PAYMENTS AND DEFERRALS. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may also require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

        6.3 CONSIDERATION FOR AWARDS. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

                (a) cash, check payable to the order of the Company, or electronic funds transfer;

                (b)     the delivery of previously owned shares of Common Stock;

                (c) reduction in the number of shares otherwise deliverable pursuant to the Award; or

                (d) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under
Section 9.5, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

7.      EFFECT OF TERMINATION OF SERVICE ON AWARDS.
        -------------------------------------------

        7.1 GENERAL. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award.

        7.2 EVENTS NOT DEEMED TERMINATIONS OF EMPLOYMENT OR SERVICE. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

        7.3 EFFECT OF CHANGE OF AFFILIATE STATUS. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

8.      ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.
        ---------------------------------------------------

        8.1 ADJUSTMENTS. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

                (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

                (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

        8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

        8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

        8.4 AUTOMATIC ACCELERATION OF AWARDS. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

9.      MISCELLANEOUS PROVISIONS.
        -------------------------

        9.1 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        9.2 CLAIMS. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

        9.3 NO EMPLOYMENT/SERVICE CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

        9.4 PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        9.5 TAX WITHHOLDING. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

                (a) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                (b) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 9.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

        9.6     EFFECTIVE DATE, TERMINATION AND SUSPENSION, AMENDMENTS.

                (a) Effective Date/Termination. This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

                (b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

                (c) Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

        9.7 GOVERNING LAW; COMPLIANCE WITH REGULATIONS; CONSTRUCTION; SEVERABILITY.

                (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of New Jersey, except to the extent that federal law shall apply.

                (b)     This Plan is subject to the requirements of 12 C.F.R.
Section 575.8. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Lincoln Park Bancorp, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

                (c) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                (d) Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

        9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                 REVOCABLE PROXY

                              LINCOLN PARK BANCORP
                         SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 22, 2005

        The undersigned hereby appoints John F. Feeney and Edith M. Perrotti, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Lincoln Park Bancorp (the "Company") that the undersigned is entitled to vote at the 2005 Special Meeting of Stockholders ("Meeting") to be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on December 22, 2005. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

                                                FOR     AGAINST     ABSTAIN
1.  The approval of the Lincoln Park Bancorp    [ ]       [ ]         [ ]
    2005 Stock-Based Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE-LISTED PROPOSAL.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSAL STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Special Meeting and a proxy statement dated November 22, 2005.

Dated: _________________, 2005       [ ] Check Box if You Plan to Attend Meeting


______________________________       ___________________________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


______________________________       ___________________________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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